[MFS INVESTMENT MANAGEMENT LOGO]

--------------------------------------------------------------------------------
    MFS[RegTM] INTERMEDIATE INCOME TRUST
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Semiannual Report
April 30,1997




      [graphic: silhouette of a man and woman in front of circular window]

Dear Shareholders:
The central theme for the past six months has been strong U.S. economic growth. During this period the nation's gross domestic product grew at a 4.8% annual rate and unemployment dropped to a 23-year low of 4.9%. The Federal Reserve Board demonstrated its determination to keep inflation in check by hiking interest rates. Accordingly, the U.S. bond market turned in a lackluster performance, while the dollar soared. The 10-year U.S. Treasury yield rose by 38 basis points (0.38%), while the dollar appreciated from 1.5181 to 1.7295 German marks per dollar.


Economic growth has been much less robust outside the United States. Fiscal austerity and structural rigidities continue to constrain growth in Europe, while Japan's private sector is struggling to overcome the deflationary impact of deregulation and fiscal tightening. As a consequence, 10-year yields in Germany and Japan declined modestly over the period, by 15 and seven basis points (0.15% and 0.07%), respectively. Meanwhile, the higher-yielding markets of Spain and Italy, driven by anticipation of European monetary union in 1999 as well as by global investors' efforts to maintain portfolio yield, continued to experience narrowing yield spreads versus Germany. As in past periods, the Trust's ability to allocate up to 50% of its assets to international fixed-income markets enhanced return and diversified the risk in the U.S. government market.


The Trust's stock market price, which stood at $7.125 on October 31, 1996, declined to $6.938 on April 30, 1997, while its net-asset-value (NAV) price decreased from $7.82 to $7.70, representing a total return of 1.42% based on market price and 2.57% based on NAV. For comparative purposes, the Salomon Brothers Medium Term (one- to 10-year) Treasury Government Sponsored Index, an unmanaged index of medium-term Treasury and agency securities, appreciated by 1.75% over this period, and the J.P. Morgan Nondollar Government Bond Index, an unmanaged index of actively traded government bonds issued from 12 countries (excluding the United States) with remaining maturities of at least one year, appreciated by 3.67% in local currency terms.


U.S. Government Sector
With the backdrop of an economy operating near its long-term growth potential, the U.S. fixed-income market has vacillated between opposing themes. The first has been concern that, six years into this business expansion, and with the economy operating near what is commonly viewed as full employment, inflationary pressures could be building. The second has been the belief that, by some measures, inflationary pressures have actually been abating. Stronger momentum in the economy during the second half of 1996 and early in 1997 led the Federal Reserve and the fixed-income market to focus on inflationary risks, pushing yields on two-year and 10-year Treasuries from 5.58% and 6.05%, respectively, in November, to highs of 6.54% and 6.98% in April. In anticipation of the March tightening of monetary policy, our strategy was to de-emphasize intermediate-maturity Treasuries and increase allocations to very short-maturity Treasuries, offset by a slightly greater emphasis on longer-maturity 10-year Treasuries. Although the degree of further Fed tightening over the next several months remains uncertain, we believe the Fed will perceive the need for further modest tightening. Should it choose to raise interest rates, short- and intermediate-maturity securities would be the most adversely affected. By repositioning our Treasury exposure between cash and longer maturities, we believe we can reduce overall interest-rate sensitivity in the portfolio, while reducing exposure to intermediate maturities.

In this environment, the mortgage-backed pass-through sector posted strong relative performance, and we anticipate a continuation of this trend in the months ahead. Mortgage securities tend to outperform Treasuries in uncertain market environments for two important reasons. First, they are, on average, shorter in maturity than outstanding Treasuries and, thus, decline less in price as yields increase, as they did during 1996. Second, because they are higher-yielding securities, their additional coupon income provides a total return cushion to help offset price declines. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) An index, or average, allocation to this sector would be about 36%. We recently reduced our overweighting of this sector to an approximately neutral, or 36%, weighting, but we will add to this sector should yield spreads widen during the next few months.

International Sector
In 1996, we maintained the Trust's exposure to foreign markets near the limit of 50%, enabling the portfolio to capture the strong performance of the higher-yielding Canadian, Australian, and European markets. More recently, the foreign allocation has been reduced because U.S. interest rates appear increasingly attractive from a global perspective. Of the 35% of assets allocated to foreign bonds, 10% is invested in the dollar bloc, 15% in higher-yielding European bonds, and 10% in emerging market instruments offering attractive yields with low duration.

With the Fed tightening in the United States and yield spreads already tight by historical standards, we do not anticipate rapid price appreciation in international bond markets. Our focus, therefore, is on earning an attractive yield within a high-quality portfolio and on capturing longer-term spread convergence. Within the dollar bloc, we remain concentrated in Australian bonds based on their high real (inflation-adjusted) yield and our belief that their current spread versus U.S. Treasuries reflects undue fear of a rate hike by the Reserve Bank of Australia. In Europe, we believe that European monetary union will begin on time in 1999. This should help maintain downward pressure on yield spreads throughout Europe -- even for countries such as Italy that may not participate right away. As part of the convergence process, official interest rates are likely to be cut in Italy, Spain, and possibly Sweden. Over time, we would also expect emerging market spreads to shrink as investors become more comfortable with these markets.

Although some of the forces pushing the dollar up may be waning, we remain almost fully hedged back into the dollar. In the near term, we believe it should be supported by capital inflows induced by favorable interest-rate and growth differentials. Longer term, however, concern over worsening trade and current accounts may temper this strength.

We appreciate your support and welcome any questions or comments you may have.


Respectfully,


/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President


/s/ Steven E. Nothern
Steven E. Nothern
Portfolio Manager


/s/ Christopher D. Piros
Christopher D. Piros
Portfolio Manager


May 14, 1997

Investment Objective and Policies

The investment objective of MFS[RegTM] Intermediate Income Trust is to preserve capital and provide high current income.

The Trust will attempt to achieve this objective by investing in obligations issued or guaranteed by the U.S. government, its agencies, authorities, or instrumentalities and in obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities. The Trust will maintain an average weighted portfolio maturity of approximately seven years or less and will invest substantially all of its assets in securities with remaining maturities less than or equal to 10 years. Under normal market conditions, the Trust's average weighted portfolio maturity will not be less than three years. The Trust may enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.

Number of Shareholders

As of April 30, 1997, our records indicate that there are 17,257 registered shareholders and approximately 101,000 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

       State Street Bank and Trust Company
       P.O. Box 8200
       Boston, MA 02266-8200
       1-800-637-2304

----------------------------------------------------------
 Performance Summary
 (For the period ended April 30, 1997)


 Net Asset Value Per Share
 October 31, 1996                                  $7.82
 April 30, 1997                                    $7.70

 New York Stock Exchange Price
 October 31, 1996                                  $7.125
 December 4, 1996 (high)*                          $7.250
 April 25, 1997 (low)*                             $6.750
 April 30, 1997                                    $6.938

 *For the period November 1, 1996, through April 30, 1997.
----------------------------------------------------------

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

New York Stock Exchange Symbol

The New York Stock Exchange symbol is MIN.

Dividend Reinvestment and
Cash Purchase Plan

The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. Otherwise, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Plan agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.


                            ----------------------


In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Portfolio of Investments -- April 30, 1997

Bonds -- 90.7%

                                                            Principal Amount
Issuer                                                        (000 Omitted)          Value
U.S. Bonds -- 61.7%
U.S. Federal Agencies -- 18.0%
AID Israel, 6.625s, 2003 ...........................         $   15,000          $ 14,880,300
AID Israel, 6.625s, 2004 ...........................             14,600            14,353,698
Federal National Mortgage Assn., 7.8s, 2002   ......             21,000            20,983,620
Federal National Mortgage Assn., 8.33s, 2005  ......             20,000            20,646,800
Federal National Mortgage Assn., 7.55s, 2007  ......             18,000            17,980,380
Federal National Mortgage Assn., 9s, 2008  .........                 43                44,661
Federal National Mortgage Assn., 7s, 2026  .........             64,702            62,679,735
Guaranteed Trade Trust, 7.39s, 2006  ...............             38,000            38,459,800
Private Export Funding Corp., 9.1s, 1998   .........              9,000             9,348,750
                                                                                -------------
                                                                                 $199,377,744
                                                                                -------------
U.S. Government Guaranteed -- 43.7%
 Government National Mortgage Association -- 18.0%
GNMA, 7s, 2023 - 2026 ..............................         $   85,714          $ 83,181,001
GNMA, 7.5s, 2022 - 2026  ...........................             53,423            52,994,788
GNMA, 8s, 2025 - 2026 ..............................             33,394            33,842,015
GNMA, 8.5s, 2008 - 2009  ...........................             28,704            29,951,153
                                                                                -------------
                                                                                 $199,968,957
                                                                                -------------
 U.S. Treasury Obligations -- 25.7%
U.S. Treasury Notes, 9.25s, 1998  ..................         $   87,000          $ 90,344,280
U.S. Treasury Notes, 9.125s, 1999 ..................             58,800            61,932,864
U.S. Treasury Bonds, 14.25s, 2002 ..................              5,000             6,557,050
U.S. Treasury Bonds, 12.375s, 2004   ...............             34,500            45,367,500
U.S. Treasury Bonds, 13.875s, 2011   ...............             25,500            37,445,220
U.S. Treasury Bonds, 12s, 2013 .....................             31,500            43,893,360
                                                                                -------------
                                                                                 $285,540,274
                                                                                -------------
  Total U.S. Government Guaranteed   .................................           $485,509,231
                                                                                -------------
  Total U.S. Bonds    ................................................           $684,886,975
                                                                                -------------
Foreign Bonds -- 29.0%
Australia -- 8.5%
Commonwealth of Australia, 8.75s, 2001  ............ AUD         27,505          $ 22,614,428
Commonwealth of Australia, 9.75s, 2002  ............             25,160            21,520,118
Commonwealth of Australia, 10s, 2002 ...............             25,180            21,841,534
Commonwealth of Australia, 9.5s, 2003   ............             34,000            28,988,456
                                                                                -------------
                                                                                 $ 94,964,536
                                                                                -------------
Denmark -- 2.1%
Kingdom of Denmark, 8s, 2001   ..................... DKK         62,857          $ 10,572,987
Kingdom of Denmark, 7s, 2007   .....................             13,996             2,166,040
Nykredit Bank, 8s, 2026  ...........................             66,520            10,281,602
                                                                                -------------
                                                                                 $ 23,020,629
                                                                                -------------
Greece -- 1.6%
Hellenic Republic, 12.6s, 2003 ..................... GRD      3,175,000          $ 12,126,616
Hellenic Republic, 14.3s, 2003 .....................            900,000             3,452,212
Hellenic Republic, 14.5s, 2003 .....................            600,000             2,293,828
                                                                                -------------
                                                                                 $ 17,872,656
                                                                                -------------
Ireland -- 1.8%
Republic of Ireland, 8s, 2000  ..................... IEP          9,730          $ 15,457,354
Republic of Ireland, 6.5s, 2001   ..................              3,380             5,144,250
                                                                                -------------
                                                                                 $ 20,601,604
                                                                                -------------

                                                                                                Principal Amount
Issuer                                                                                            (000 Omitted)         Value
Foreign Bonds -- continued
Italy -- 1.2%
Republic of Italy, 9.5s, 1999  ...................................................... ITL          21,415,000     $    13,068,095
                                                                                                                  ---------------
Mexico -- 2.0%
United Mexican States, 7.625s, 2001  ................................................ $                 6,000     $     6,076,800
United Mexican States, 7.625s, 2001# ................................................                  15,500          15,693,750
                                                                                                                  ---------------
                                                                                                                  $    21,770,550
                                                                                                                  ---------------
New Zealand -- 1.7%
Government of New Zealand, 8s, 2001  ................................................ NZD              26,550     $    18,597,317
                                                                                                                  ---------------
Poland -- 0.8%
Government of Poland, 6.5s, 2024  ................................................... $                 9,000     $     8,741,250
                                                                                                                  ---------------
Spain -- 2.9%
Government of Spain, 10.1s, 2001  ................................................... ESP           1,768,210          13,854,129
Government of Spain, 10.5s, 2003  ...................................................               1,763,080          14,654,878
Government of Spain, 7.35s, 2007  ...................................................                 458,240           3,255,916
                                                                                                                  ---------------
                                                                                                                  $    31,764,923
                                                                                                                  ---------------
Sweden -- 1.1%
Kingdom of Sweden, 10.25s, 2000   ................................................... SEK              84,100     $    12,083,814
                                                                                                                  ---------------
Thailand -- 1.5%
Industrial Finance Corporation of Thailand, 10.4s, 2004   ........................... THB             450,000     $    17,202,335
                                                                                                                  ---------------
United Kingdom -- 3.8%
United Kingdom Treasury, 9.75s, 2002 ................................................ GBP               6,320          11,369,642
United Kingdom Treasury, 9.5s, 2004  ................................................                  17,000          30,945,028
                                                                                                                  ---------------
                                                                                                                  $    42,314,670
                                                                                                                  ---------------
  Total Foreign Bonds   ....................................................................................      $   322,002,379
                                                                                                                   ---------------
  Total Bonds (Identified Cost, $1,023,738,834) ............................................................      $ 1,006,889,354
                                                                                                                   ---------------
Short-Term Obligations -- 3.0%
Bayerische Landesbank Koruna-Linked CD, due 07/23/97   .............................. $                23,750     $    22,237,125
Indonesia Central Bank Bill, due 01/08/98  .......................................... IDR          30,000,000          11,351,278
                                                                                                                  ---------------
  Total Short-Term Obligations (Identified Cost $35,394,127)   .............................................      $    33,588,403
                                                                                                                   ---------------
Repurchase Agreement -- 3.7%
Goldman Sachs, dated 4/30/97, due 5/1/97, total to be received $40,971,088
 (secured by various U.S. Treasury and Federal Agency obligations in a jointly
 traded account) at amortized cost .................................................. $                40,965     $    40,965,000
                                                                                                                  ---------------

Call Options Purchased                                                                        Principal Amount
                                                                                                of Contracts
Issuer/Expiration Month/Strike Price                                                           (000 Omitted)
Canadian Dollars/June/1.36500 (Premiums Paid, $490,454).............................. CAD              38,475     $        11,581
                                                                                                                  ---------------
  Total Investments (Identified Cost, $1,100,588,415) ......................................................      $ 1,081,454,338
                                                                                                                   ---------------
Call Options Written
Issuer/Expiration Month/Strike Price
Swiss Francs/Deutsche Marks/March/0.847
 (premiums received $338,285)  ...................................................... CHF/DEM          48,509     $      (547,716)
                                                                                                                  ---------------

                                              Principal Amount         Value
Issuer                                         (000 Omitted)
Other Assets, Less Liabilities -- 2.6%                           $   28,680,588
                                                                 ---------------
  Net Assets -- 100.0%  ......................................   $1,109,587,210
                                                                 ===============

 #SEC Rule 144A restriction.


Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

            AUD = Australian Dollars      GRD = Greek Drachmas
            CAD = Canadian Dollars        IDR = Indonesian Rupiah
            CHF = Swiss Francs            IEP = Irish Punts
            DEM = Deutsche Marks          ITL = Italian Lira
            DKK = Danish Krones           JPY = Japanese Yen
            ESP = Spanish Pesetas         NZD = New Zealand Dollars
            GBP = British Pounds          SEK = Swedish Kronas
                                          THB = Thai Baht

                       See notes to financial statements

Statement of Assets and Liabilities -- April 30, 1997


Assets:
 Investments, at value (identified cost, $1,100,588,415)  ...........................$1,081,454,338
 Cash  ..............................................................................       296,271
 Foreign currency, at value (identified cost, $653,604)..............................       645,600
 Net receivable for foreign currency exchange contracts closed or subject to master       9,328,568
  netting agreements
 Net receivable for forward foreign currency exchange contracts sold  ...............     1,620,966
 Receivable for investments sold  ...................................................        23,566
 Interest receivable  ...............................................................    20,615,936
 Other assets   .....................................................................        13,707
                                                                                      ---------------
   Total assets  ....................................................................$1,113,998,952
                                                                                      ---------------
Liabilities:
 Payable to dividend disbursing agent   .............................................$      646,757
 Payable for investments purchased   ................................................         5,065
 Payable for Treasury shares reacquired .............................................       791,384
 Written options outstanding, at value (premiums received, $338,285)  ...............       547,716
 Net payable for forward foreign currency exchange contracts purchased   ............     1,864,312
 Payable to affiliates --
  Management fee   ..................................................................        23,840
  Administrative fee  ...............................................................           448
  Transfer and dividend disbursing agent fee  .......................................        25,080
 Accrued expenses and other liabilities .............................................       507,140
                                                                                      ---------------
   Total liabilities ................................................................$    4,411,742
                                                                                      ---------------
Net assets   ........................................................................$1,109,587,210
                                                                                      ===============
Net assets consist of:
 Paid-in capital   ..................................................................$1,146,879,613
 Unrealized depreciation on investments and translation of assets and liabilities in    (10,461,393)
  foreign currencies
 Accumulated net realized loss on investments and foreign currency transactions   ...   (19,280,610)
 Accumulated distributions in excess of net investment income   .....................    (7,550,400)
                                                                                      ---------------
   Total ............................................................................$1,109,587,210
                                                                                      ===============
Shares of beneficial interest outstanding  ..........................................  144,099,216
                                                                                      ===============
Net asset value (net assets [divided by] shares of beneficial interest outstanding)..      $7.70
                                                                                           =====

                       See notes to financial statements

Statement of Operations -- Six Months Ended April 30, 1997


Net investment income:
 Interest income  ......................................................    $ 43,954,488
                                                                            ------------
 Expenses --
  Management fee   .....................................................    $  4,276,941
  Trustees' compensation ...............................................         102,167
  Transfer and dividend disbursing agent fee  ..........................         147,825
  Administrative fee  ..................................................          27,833
  Custodian fee ........................................................         244,407
  Postage ..............................................................          45,266
  Auditing fees ........................................................          38,028
  Printing   ...........................................................          37,587
  Legal fees ...........................................................           5,292
  Miscellaneous ........................................................           8,515
                                                                            ------------
    Total expenses  ....................................................    $  4,933,861
  Fees paid indirectly  ................................................         (38,122)
                                                                            ------------
    Net expenses  ......................................................    $  4,895,739
                                                                            ------------
      Net investment income  ...........................................    $ 39,058,749
                                                                            ------------
Realized and unrealized gain (loss) on investments:
 Realized gain (identified cost basis) --
  Investment transactions ..............................................    $  3,087,385
  Written option transactions  .........................................         165,622
  Foreign currency transactions ........................................         156,629
                                                                            --------------
    Net realized gain on investments and foreign currency transactions .    $  3,409,636
                                                                            --------------
 Change in unrealized appreciation (depreciation) --
  Investments ..........................................................    $(34,158,773)
  Written options  .....................................................        (209,431)
  Translation of assets and liabilities in foreign currencies ..........      13,992,262
                                                             .              --------------
   Net unrealized loss on investments and foreign currency translation .    $(20,375,942)
                                                                            --------------
   Net realized and unrealized loss on investments and foreign currency     $(16,966,306)
                                                                            --------------
    Increase in net assets from operations .............................    $ 22,092,443
                                                                            ==============

                       See notes to financial statements

Statement of Changes in Net Assets


                                                                                     Six Months Ended     Year Ended
Increase (decrease) in net assets:                                                   April 30, 1997       October 31, 1996
                                                                                    -------------------- ------------------
 From operations --
  Net investment income   .........................................................  $      39,058,749    $      81,775,251
  Net realized gain on investments and foreign currency transactions   ............          3,409,636           10,348,422
  Net unrealized loss on investments and foreign currency translation  ............        (20,375,942)         (14,248,623)
                                                                                     -----------------    -----------------
    Increase in net assets from operations  .......................................  $      22,092,443    $      77,875,050
                                                                                     -----------------    -----------------
 Distributions declared to shareholders --
  From net investment income    ...................................................  $     (39,058,749)   $     (81,775,251)
  In excess of net investment income  .............................................         (3,546,743)          (6,449,169)
                                                                                     -----------------    -----------------
    Total distributions declared to shareholders  .................................  $     (42,605,492)   $     (88,224,420)
                                                                                     -----------------    -----------------
 Trust share (principal) transactions --
  Cost of shares reacquired  ......................................................  $     (29,578,940)   $     (77,327,726)
                                                                                     -----------------    -----------------
   Total decrease in net assets    ................................................  $     (50,091,989)   $     (87,677,096)
Net assets:
  At beginning of period  .........................................................      1,159,679,199        1,247,356,295
                                                                                     -----------------    -----------------
  At end of period (including accumulated distributions in excess of net investment
   income of $7,550,400 and $4,003,657, respectively)   ...........................  $   1,109,587,210    $   1,159,679,199
                                                                                     =================    =================

                       See notes to financial statements

Financial Highlights


                              Six Months
Per share data (for a share     Ended
                                                          Year Ended October 31,
                                              -------------------------------------------------------
 outstanding throughout       April 30,
 each period):                1997           1996          1995           1994              1993
                              ------------   ---------   -----------   ----------------  ------------
Net asset value -- beginning
 of period    ............... $      7.82   $    7.83   $      7.33   $         8.18    $       8.07
                              ------------   ---------   -----------   ----------------  ------------
Income from investment
 operations# --
 Net investment income[sec]   $      0.27   $    0.53   $      0.55   $         0.51    $       0.58
 Net realized and unrealized
   gain (loss) on
   investments and foreign
   currency transactions  ...       (0.12)      (0.03)         0.32            (0.78)           0.21
                              ------------   ---------   -----------   ----------------  ------------
   Total from investment
    operations   ............ $      0.15   $    0.50   $      0.87   $        (0.27)   $       0.79
                              ------------   ---------   -----------   ----------------  ------------
Less distributions declared to
 shareholders --
 From net investment
   income  .................. $     (0.27)  $   (0.53)  $     (0.53)  $        (0.03)   $      (0.52)
 From net realized gain on
    investments and foreign
   currency transactions  ...          --          --            --               --           (0.16)
 In excess of net investment
   income  ..................       (0.02)      (0.04)           --            (0.13)            --
 From paid-in capital  ......          --          --            --               --             --
 Tax return of capital ......          --          --            --            (0.42)            --
                              ------------   ---------   -----------   ----------------  ------------
   Total distributions
    declared to
    shareholders ............ $      (0.29)  $  (0.57)  $     (0.53)  $        (0.58)   $      (0.68)
                              ------------   ---------   -----------   ----------------  ------------
Net increase from repurchase
 of capital shares  ......... $       0.02   $   0.06   $      0.16   $        --       $      --
                              ------------   ---------   -----------   ----------------  ------------
Net asset value -- end of
 period ..................... $       7.70   $   7.82   $      7.83   $         7.33    $       8.18
                              ============   =========   ===========   ================  ============
Per share market value --
 end of period   ............ $      6.938   $  7.125   $     6.625   $        6.125    $      7.625
                              ============   =========   ===========   ================  ============
Total return  ...............        1.42%     17.40%        17.08%          (12.58)%          4.14%
Ratios (to average net assets)/
 Supplemental data[sec]:
 Expenses ##  ...............        0.88%      0.97%         1.02%             0.91%          0.95%
 Net investment income ......        6.94%      6.75%         7.13%             6.61%          7.13%
Portfolio turnover  .........         122%       257%          242%              213%           270%
Net assets at end of period
 (000,000 omitted)  ......... $      1,110   $  1,160   $     1,247   $        1,411    $      1,597

Per share data (for a share                               Year Ended October 31,
 outstanding throughout       ----------------------------------------------------------------------------
 each period):                   1992           1991           1990            1989            1988*
                              ------------   ------------   --------------- ------------   ---------------
Net asset value -- beginning
 of period    ............... $       8.24   $       8.45   $        8.87   $       9.16   $         9.30
                              ------------   ------------   --------------- ------------   ---------------
Income from investment
 operations# --
 Net investment income[sec]   $       0.66   $       0.67   $        0.75   $       0.83   $         0.48
 Net realized and unrealized
   gain (loss) on
   investments and foreign
   currency transactions  ...        (0.02)          0.17           (0.12)         (0.07)           (0.10)
                              ------------   ------------   --------------- ------------   ---------------
   Total from investment
    operations   ............ $       0.64   $       0.84   $        0.63   $       0.76   $         0.38
                              ------------   ------------   --------------- ------------   ---------------
Less distributions declared to
 shareholders --
 From net investment
   income  .................. $      (0.60)  $      (0.62)  $       (0.63)  $      (0.92)  $        (0.39)
 From net realized gain on
    investments and foreign
   currency transactions  ...          --             --               --            --                --
 In excess of net investment
   income  ..................          --             --               --            --                --
 From paid-in capital  ......        (0.21)         (0.43)          (0.42)         (0.13)           (0.13)
 Tax return of capital ......          --             --               --            --                --
                              ------------   ------------   --------------- ------------   ---------------
   Total distributions
    declared to
    shareholders ............ $      (0.81)  $      (1.05)  $       (1.05)  $      (1.05)  $        (0.52)
                              ------------   ------------   --------------- ------------   ---------------
Net increase from repurchase
 of capital shares  ......... $      --      $      --      $       --      $      --      $        --
                              ------------   ------------   --------------- ------------   ---------------
Net asset value -- end of
 period ..................... $       8.07   $       8.24   $        8.45   $       8.87   $         9.16
                              ============   ============   =============== ============   ===============
Per share market value --
 end of period   ............ $      8.000   $      8.000   $       7.625   $      8.750   $        9.375
                              ============   ============   =============== ============   ===============
Total return  ...............       10.35%         19.55%          (0.94)%        4.94%           (1.17)%+
Ratios (to average net assets)/
 Supplemental data[sec]:
 Expenses ##  ...............        1.01%          1.00%           1.01%         1.10%             0.99%+
 Net investment income ......        7.96%          8.10%           8.74%         9.34%             8.39%+
Portfolio turnover  .........         401%         1,004%            554%          546%              206%
Net assets at end of period
 (000,000 omitted)  ......... $      1,615   $      1,644   $       1,695   $      1,791   $        1,837

    *For the period from the commencement of investment operations, March 17,
     1988, to October 31, 1988.
    +Annualized.
    #Per share data for the periods subsequent to October 31, 1993 are based on average shares outstanding.
   ##For the fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser did not impose a portion of its management fee amounting to $0.0018 per share for the year ended October 31, 1990. If this fee had been incurred by the Trust, the ratio of expenses and net investment income to average net assets would have been 1.03% and 8.72%, respectively.


                       See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Intermediate Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.


(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar-denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Service Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- The Trust may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income-producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Swap Agreements -- The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly -- The Trust's custodian bank calculates its fee based on the Trust's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

At October 31, 1996, the Trust, for federal income tax purposes, had a capital loss carryforward of $22,689,428, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2003, ($6,526,984) and October 31, 2002, ($16,162,444).

(3) Transactions with Affiliates
Investment Adviser -- The Trust has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of average daily net assets and 5.65% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain of the officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $23,667 for the period ended April 30, 1997.

Transfer Agent -- MFS Service Center, Inc. (MFSC) acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee and a dividend services fee and will reimburse MFSC for reasonable out-of-pocket expenses. The account maintenance fee is computed as follows:



Total Number of Accounts                  Annual Account Fee
--------------------------               -------------------
Less than 75,000 .........................       $9.00
75,000 and over  .........................       $8.00

The dividend services fee is $0.75 per dividend reinvestment and $0.75 per cash infusion.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:


                                                                 Purchases         Sales
    ------------------------------------------------------------------------------------------
    U.S. government securities    ...........................   $768,809,373     $635,284,567
                                                                =============    =============
    Investments (non-U.S. government securities)   ..........   $467,705,574     $609,389,338
                                                                =============    =============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:


    Aggregate cost   .....................    $ 1,100,588,415
                                              ===============
    Gross unrealized appreciation   ......    $     2,115,505
    Gross unrealized depreciation   ......        (21,249,582)
                                              ---------------
     Net unrealized depreciation    ......    $   (19,134,077)
                                              ===============

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:



                                            Six Months        Year Ended
                                          Ended April 30,     October 31,
                                               1997             1996
    ----------------------------------------------------------------------------
    Treasury shares reacquired   ......     4,182,800         11,114,600
                                            =========         ==========

In accordance with the provisions of the Trust's prospectus, 4,182,800 shares of beneficial interest were purchased by the Trust during the period ended April 30, 1997, at an average price per share of $7.07 and a weighted average discount of 9.40% per share. The Trust repurchased 11,114,600 shares of beneficial interest during the year ended October 31, 1996, at an average price per share of $6.96 and a weighted average discount of 11.05% per share. Shares held in Treasury were repurchased in an attempt to return the market value of the discount to shareholders in the form of higher monthly distributions.

(6) Quarterly Financial Information (Unaudited)



                                                                           Net Realized and          Net Increase (Decrease)
                                                                        Unrealized Gain (Loss)       in Net Assets Resulting
Quarterly Period Ended     Investment Income    Net Investment Income       on Investments               from Operations
-----------------------   ----------------------------------------------------------------------------------------------------------
                                         Per                   Per                        Per                          Per
Fiscal 1997                 Amount      Share      Amount     Share        Amount        Share         Amount         Share
------------             -----------------------------------------------------------------------------------------------------------
January 31  ............   $ 22,146,150   $0.15   $19,379,466   $0.13  $  (2,488,683)   $(0.02)   $   16,890,783    $   0.11
April 30    ............     21,808,338    0.15    19,679,283    0.14    (14,477,623)    (0.10)        5,201,660        0.04
                          -------------  ------  ------------  ------  -------------    -------    --------------    --------
                           $ 43,954,488   $0.30   $39,058,749   $0.27  $ (16,966,306)   $(0.12)   $   22,092,443    $   0.15
                          =============  ======  ============  ======  =============    =======    ==============    ========
Fiscal 1996
------------
January 31  ............   $ 23,565,999   $0.15   $20,589,786   $0.13  $  25,021,893    $ 0.15    $   45,611,679    $   0.28
April 30    ............     23,871,208    0.16    20,924,083    0.14    (46,704,849)    (0.28)      (25,780,766)      (0.14)
July 31  ...............     23,418,189    0.15    20,480,501    0.13     (4,874,279)    (0.05)       15,606,222        0.08
October 31  ............     22,646,733    0.15    19,780,881    0.13     22,657,034      0.15        42,437,915        0.28
                          -------------  ------  ------------  ------  -------------    -------    --------------    --------
                           $ 93,502,129   $0.61   $81,775,251   $0.53  $  (3,900,201)   $(0.03)   $   77,875,050    $   0.50
                          =============  ======  ============  ======  =============    =======    ==============    ========
Fiscal 1995
------------
January 31  ............   $ 28,725,198   $0.16   $25,410,754   $0.14  $ (21,600,785)   $(0.11)   $    3,809,969    $   0.03
April 30    ............     26,563,252    0.15    23,068,269    0.13     50,225,758      0.29        73,294,027        0.42
July 31  ...............     26,175,083    0.16    22,848,135    0.14     17,506,205      0.09        40,354,340        0.23
October 31  ............     23,933,306    0.16    20,953,262    0.14     10,981,615      0.05        31,934,877        0.19
                          -------------  ------  ------------  ------  -------------    -------    --------------    --------
                           $105,396,839   $0.63   $92,280,420   $0.55  $  57,112,793    $ 0.32    $  149,393,213    $   0.87
                          =============  ======  ============  ======  =============    =======    ==============    ========

(7) Line of Credit

The Trust entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the period ended April 30, 1997, was $5,155.


(8) Financial Instruments

The Trust trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and swap agreements. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments for the period ending April 30, 1997, is as follows:

Written Option Transactions
---------------------------


                                                              1997 Calls
                                  ------------------------------------------------
                                          Principal Amounts of
                                         Contracts (000 Omitted)      Premiums
                                         -------------------------   -------------
Outstanding, beginning of period --                  --               $    --
 Options written --
  Australian Dollars   ...............              6,953                 46,966
  Swiss Francs/Deutsche Marks   ......             68,752                462,006
 Options terminated in closing transactions --
  Australian Dollars   ...............             (6,953)               (46,966)
  Swiss Francs/Deutsche Marks   ......            (20,243)              (123,721)
                                                 --------             ----------
 Outstanding, end of period  .........             48,509             $  338,285
                                                 ========             ==========
 Options outstanding at end of period consist of:
  Swiss Francs/Deutsche Marks   ......             48,509             $  338,285
                                                 ========             ==========

At April 30, 1997, the Trust had sufficient cash and/or securities at least equal to the value of the written options.


Forward Foreign Currency Exchange Contracts
-------------------------------------------


                                           Contracts to                        Contracts at         Net Unrealized
           Settlement Date               Deliver/Receive     In Exchange for       Value      Appreciation (Depreciation)
--------------------------------------------------------------------------------------------------------------------------
Sales      6/30/97 - 8/26/97   ...... DEM       45,623,698     $27,270,943      $26,586,385              $684,558
           6/30/97 - 8/26/97   ...... ESP    4,557,998,116      31,917,727       31,267,238               650,489
           5/30/97 - 6/30/97   ...... JPY      713,130,690       5,934,871        5,648,952               285,919
                                                               ------------     ------------         ------------
                                                               $65,123,541      $63,502,575          $  1,620,966
                                                               ============     ============         ============
Purchases
           5/30/97    ............... CAD       29,298,655     $21,906,355      $21,038,954          $   (867,401)
           6/30/97 - 8/26/97   ...... ESP    3,885,036,567      27,164,478       26,645,403              (519,075)
           6/30/97    ............... IEP          433,848         688,908          649,176               (39,732)
           6/30/97 .................. ITL   28,731,495,304      17,014,793       16,750,462              (264,331)
           6/30/97    ............... SEK       11,856,667       1,688,936        1,515,163              (173,773)
                                                               ------------     ------------         ------------
                                                               $68,463,470      $66,599,158          $ (1,864,312)
                                                               ============     ============         ============

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts, excluded from above, amounted to a net receivable of $6,928,876 with Merrill Lynch, $2,106,519 with Swiss Bank Corp., $1,031,637 with Deutschebank, and a net payable of $617,147 with Morgan Stanley, $116,673 with Banker's Trust, and $4,644 with First Boston at April 30, 1997.

At April 30, 1997, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Independent Auditors' Report

To the Trustees and Shareholders of MFS Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Intermediate Income Trust as of April 30,1997, the related statement of operations for the six months then ended, the statement of changes in net assets for the six months then ended and the year ended October 31, 1996, and the financial highlights for the six months ended April 30, 1997, and for each of the years in the nine-year period ended October 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30,1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Intermediate Income Trust at April 30,1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
May 30, 1997

MFS[RegTM] Intermediate Income Trust

Trustees

A. Keith Brodkin*
Chairman and President


Richard B. Bailey* (2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts
Financial Services Company;
Director, Cambridge Bancorp;
Director, Cambridge Trust Company


Marshall N. Cohan(1)
Private Investor


Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery, Harvard
Medical School


The Hon. Sir J. David
Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.;
Chairman, Bank of N.T.
Butterfield & Son Ltd.


Abby M. O'Neill(2)
Private Investor; Director,
Rockefeller Financial Services, Inc.
(investment advisers)


Walter E. Robb, III(1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services);
Trustee, Landmark Funds
(mutual funds)


Arnold D. Scott *
Senior Executive Vice President,
Director and Secretary,
Massachusetts Financial
Services Company


Jeffrey L. Shames*
President and Director,
Massachusetts Financial
Services Company


J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)


Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries;
Director, Sundstrand Corporation

Portfolio Managers
Steven E. Nothern*
Christopher D. Piros*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar and Dividend
Disbursing Agent
MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Deloitte & Touche LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741













  * Affiliated with the Investment Adviser
(1) Member of Audit Committee
(2) Member of Portfolio Trading Committee



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